Exhibit 10.31

Execution Copy

SAGENT PHARMACEUTICALS, INC.

STOCKHOLDERS AGREEMENT

This Stockholders Agreement (the “Agreement’) is made and entered into as of April 26, 2011, by and among Sagent Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each of the stockholders listed on Exhibit A attached hereto (collectively, the “Investors”).

A. The Investors previously owned Ordinary Shares (the “Ordinary Shares”), Series A Preference Shares (the “Series A Shares”), Series B Preference Shares (the “Series B Shares”) and/or Series B-1 Preference Shares (the “Series B-1 Shares”) of Sagent Holding Co., a Cayman Islands exempted company (“Cayman Sagent”).

B. Cayman Sagent and the Investors are parties to that certain Fourth Amended and Restated Members Agreement dated September 3, 2010 (the “Prior Agreement”).

C. In connection with the initial public offering by Cayman Sagent and certain of its members of the common stock of the Company (the “Initial Public Offering”), the closing of which occurred on April 26, 2011 (the “IPO Closing Date”), each Ordinary Share and Preference Share of Cayman Sagent was converted into a share of common stock of the Company, par value $0.01 per share (the “Common Stock”), on a one-for-one basis (the “Delaware Conversion”). The Delaware Conversion occurred on April 26, 2011.

D. Immediately after the Delaware Conversion, each share of Common Stock outstanding immediately prior to the consummation thereof was converted into 0.12759 shares of Common Stock (the “Reverse Stock Split”).

E. In connection with the Delaware Conversion, the Reverse Stock Split and the Initial Public Offering, Cayman Sagent amended (i) the warrants to purchase an aggregate of 2,380,952 Series B-1 Preference Shares at an exercise price of $2.10 and (ii) the warrants to purchase an aggregate of 2,040,816 Series B-1 Preference Shares at an exercise price of $2.45 per share (collectively, the “Prior Warrants”), to enable the warrant holder, as the holder of the Prior Warrants, to purchase (1) 142,000 shares of Common Stock (subject to adjustment based on the price of the Common Stock offered to the public in the Initial Public Offering (the “Public Offering Price”)) at an exercise price of $0.01 per share and (2) the number of shares of Common Stock determined by dividing $5,000,000 by the Public Offering Price at an exercise price equal to the Public Offering Price (the “Amended Warrants”).

F. The Company and the Investors desire to amend and restate the Prior Agreement in its entirety as set forth herein and to accept the rights and obligations created pursuant hereto in lieu of their rights and obligations under the Prior Agreement, and to give effect to the consummation of (i) the Delaware Conversion, (ii) the Reverse Stock Split, (iii) the entry into the Amended Warrants and (iv) the Initial Public Offering.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties (each, a “Party” and collectively, the “Parties”) agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following respective meanings:

(a) “Board” shall mean the board of directors of the Company.

(b) “Commission” shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(c) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(d) “Holder” shall mean (i) any Investor and (ii) any person holding Registrable Securities to whom the rights under Section 2 have been transferred in accordance with Section 2.13.

(e) “Initiating Holders” shall mean any Holders who in the aggregate hold at least 50% of the Registrable Securities then outstanding.

(f) “Investor” shall mean any person or entity listed on Exhibit A hereto or a permitted assignee or transferee thereof in accordance with the terms of this Agreement.

(g) “Recapitalization” means any share split, share dividend, share combination or consolidation or other recapitalization in relation to the shares of the Company; provided, that neither the Delaware Conversion nor the Reverse Stock Split shall constitute a “Recapitalization” for purposes of this Agreement.

(h) “Registrable Securities” shall mean (i) shares of Common Stock held by the Investors as a result of the consummation of the Delaware Conversion and the Reverse Stock Split, (ii) shares of Common Stock issued to the holder(s) of the Amended Warrants upon the exercise thereof in accordance with the terms thereof and (iii) any shares of Common Stock issued or issuable in respect of the Common Stock upon a Recapitalization; provided, however, that Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction (including the Initial Public Offering).

(i) The terms “register,” “registered” and “registration” shall refer to (i) a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement, or (ii) in the context of a public offering in a jurisdiction other than the United States, a registration, qualification or filing under the applicable securities laws of such other jurisdiction.

(j) “Registration Expenses” shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 2.5, 2.6 and 2.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and disbursements of one counsel for all Holders, but excluding Selling Expenses.

(k) “Restricted Securities” shall mean the securities of the Company required to bear the legend(s) set forth in Section 2.3 hereof.

(l) “Securities Act” shall mean the United States Securities Act of 1933, as amended.

(m) “Selling Expenses” shall mean all underwriting discounts, selling commissions and share transfer taxes applicable to the securities registered by the Holders and, except as set forth above in the definition of “Registration Expenses,” all fees and disbursements of counsel for any Holder.

2. Restrictions on Transfer; Registration Rights.

2.1 Restrictions on Transferability. The Restricted Securities shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act. Except in connection with (a) transfers made pursuant to an effective registration statement (or comparable qualification in a foreign jurisdiction), or (b) transfers made pursuant to Rule 144 at a time when the Company is subject to the reporting obligations of the Exchange Act (each of the foregoing, a “Permitted Transfer”), each Holder will cause any proposed purchaser, assignee, transferee or pledgee of any such shares held by Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2.

2.2 No Transfer. The Company shall not be required (a) to transfer on its books any Restricted Securities which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Restricted Securities or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Restricted Securities shall have been so transferred.

2.3 Restrictive Legends. All certificates representing Registrable Securities subject to the provisions of this Agreement shall (unless otherwise permitted by the provisions of Section 2.4 below) have endorsed thereon one or more of the following legends, as appropriate, substantially in the following form (in addition to any legend required under applicable federal, state, local or non-U.S. law and any other agreements by and among the Company and the Investors):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS

(A) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR (B) PURSUANT TO RULE 144, OR (C) IN THE OPINION OF THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.”

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER, IF NOT A U.S. PERSON: (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THESE SHARES IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THESE SHARES EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (C) INSIDE THE UNITED STATES, TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE ACT, (D) INSIDE THE UNITED STATES, TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COMPANY A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THESE SHARES (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE COMPANY), (E) OUTSIDE THE UNITED STATES, IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULES 904 AND 905 UNDER THE ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE ACT (IF AVAILABLE); AND (3) AGREES THAT IT WILL GIVE EACH PERSON TO WHOM THESE SHARES ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THESE SHARES PURSUANT TO CLAUSES (C), (D) OR (F) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE ACT. AS USED HEREIN, THE TERMS ‘OFFSHORE TRANSACTION,’ ‘UNITED STATES,’ AND ‘U.S. PERSON’ HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE ACT.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD OF UP TO 180 DAYS FOLLOWING APRIL 19, 2011 (OR SUCH OTHER PERIOD AS MAY BE REQUESTED BY THE COMPANY OR AN UNDERWRITER TO ACCOMMODATE REGULATORY

RESTRICTIONS ON (I) THE PUBLICATION OR OTHER DISTRIBUTION OF RESEARCH REPORTS AND (II) ANALYST RECOMMENDATIONS AND OPINIONS, INCLUDING, BUT NOT LIMITED TO, THE RESTRICTIONS CONTAINED IN NASD RULE 2711(F)(4) OR NYSE RULE 472(F)(4), OR ANY SUCCESSOR PROVISIONS OR AMENDMENTS THERETO), AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.”

Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the shares of Common Stock in order to implement the restrictions on transfer established in this Section 2.

2.4 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.4. Prior to any proposed sale, assignment, transfer, charge or pledge of any Restricted Securities (other than (a) a transfer not involving a change in beneficial ownership, (b) in transactions involving the distribution without consideration of Restricted Securities by the holder to any of its partners, members, affiliates or retired partners or members, or to the estate of any of its partners or members or retired partners or members, or (c) a Permitted Transfer), the holder thereof shall give written notice to the Company of such holder’s intention to effect such transfer, charge sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, charge sale, assignment or pledge in sufficient detail, and if requested by the Company, shall be accompanied, at such holder’s expense by either (i) a written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, (ii) a “no action” letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) other evidence, reasonably satisfactory to the Company, that such transaction complies with applicable securities laws, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The transferees shall be bound by the obligations of the transferor in this Agreement and other shareholder agreements, including the Standoff Agreement (as defined in paragraph 2.14) below. Each certificate evidencing the Restricted Securities transferred as above provided (other than a Permitted Transfer) shall bear the appropriate restrictive legends set forth in Section 2.3 above, except that such certificate shall not bear such restrictive legends if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

2.5 Demand Registration.

(a) Request for Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to all or a part of the Registrable Securities, the gross cash proceeds of which equals or exceeds US$40,000,000.00, the Company will:

(i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

(ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.5:

(1) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(2) prior to six (6) months after April 19, 2011, the effective date of the Registration Statement on Form S-1 (SEC File No. 333-179079), as amended, filed under the Securities Act in connection with the Initial Public Offering;

(3) during the period starting with the date sixty (60) days prior to the Company’s estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a transaction under Rule 145 promulgated under the Securities Act (“Rule 145”) or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

(4) after the Company has effected two (2) such registrations pursuant to this subparagraph 2.5(a), and such registrations have been declared or ordered effective; or

(5) if the Initiating Holders may dispose of shares of Registrable Securities pursuant to a registration statement on Form S-3 under the Securities Act or any successor forms thereto (“Form S-3”) pursuant to a request made under Section 2.7 hereof.

Notwithstanding the foregoing, in the event (i) the Initiating Holders have requested a registration to be effected in a jurisdiction other than the United States, (ii) the Company has not previously effected a registration in such jurisdiction, and (iii) the Board determines in its sole discretion that such registration would impose materially more burdensome or costly obligations on the part of the Company as compared to those to which the Company would be subject if the request was for a registration to be effected in the United States, then in such event, the

Company shall not be obligated to effect such registration in such jurisdiction but shall be obligated to effect such registration in the United States.

(b) Underwriting. In the event that a registration pursuant to Section 2.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 2.5(a)(i). In such event, the right of any Holder to registration pursuant to Section 2.5 shall be conditioned upon such Holder’s participation in the underwriting arrangements required by this Section 2.5, and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company, but subject to reasonable approval of a majority in interest of the Initiating Holders (based on Registrable Securities requested to be included in such registration). Notwithstanding any other provision of this Section 2.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated, among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement; provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

2.6 “Piggyback” Registration.

(a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Rule 145 transaction, the Company will:

(i) promptly give to each Holder written notice thereof; and

(ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable

Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.6(a)(i). In such event the right of any Holder to registration pursuant to Section 2.6 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in such registration and underwriting. No such reduction shall reduce the amount of Registrable Securities of the selling Holders included in the registration below thirty percent (30%) of the total amount of securities included in such registration. The Company shall so advise all Holders and other holders distributing their securities through such underwriting and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all the Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holder at the time of filing the registration statement pursuant to which the securities of the Company shall be marketed (generally referred to as the “Reds”). To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. Selling Expenses of such withdrawn registration shall be borne by the Company.

2.7 Registration on Form S-3.

(a) If any Holder or Holders who in the aggregate hold at least 15% of the Registrable Securities then outstanding request that the Company file a registration statement on Form S-3 for a public offering of shares of the Registrable Securities, the reasonably anticipated gross cash proceeds of which would exceed US$1,000,000.00, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as such Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than two (2) registrations pursuant to this Section 2.7 in any twelve (12) month period. The Company shall inform other Holders of the proposed registration and offer them the opportunity to participate. The substantive provisions of Section 2.6(b) shall be applicable to each registration initiated under this Section 2.7.

(b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process, in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or (ii) during the period starting with the date sixty (60) days prior to the Company’s estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

2.8 Expenses of Registration. All Registration Expenses incurred in connection with all registrations pursuant to Sections 2.5, 2.6 and 2.7 shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.5 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 2.5; provided further however, that if the requested registration is withdrawn and at the time of such withdrawal the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses or forfeit a demand registration pursuant to Section 2.5. All Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.

2.9 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

(a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least ninety (90) days or until the distribution described in the registration statement has been completed;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above;

(c) furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

(d) use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriters of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

(f) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

(g) use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

2.10 Indemnification.

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors and partners, legal counsel and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this

Section 2, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any registration statement, any prospectus included in the registration statement, any issuer free writing prospectus (as defined in Rule 433 of the Securities Act), any issuer information (as defined in Rule 433 of the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any other document incident to any such registration, qualification or compliance prepared by or on behalf of the Company or used or referred to by the Company; (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any violation (or alleged violation) by the Company of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, legal counsel and accountants and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder, any of such Holder’s officers, directors, partners, legal counsel or accountants, any person controlling such Holder, such underwriter or any person who controls any such underwriter, and stated to be specifically for use therein; and provided, further that, the indemnity agreement contained in this Section 2.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed).

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, trustees and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Holders, such directors, officers, trustees, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such

Holder and stated to be specifically for use therein; provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the Commission at the time the registration statement becomes effective or in the Final Prospectus, such indemnity agreement shall not inure to the benefit of any underwriter or any Holder, if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act; provided, further, that the indemnity agreement contained in this Section 2.10(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the proceeds of the shares sold by such Holder, less any applicable underwriting discounts and commissions; provided, however, such limitation shall not apply in the case of fraud by such Holder.

(c) Each Party entitled to indemnification under this Section 2.10 (the “Indemnified Party”) shall give notice to the Party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnifying Party shall have the option to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No claim may be settled without the consent of the Indemnifying Party (which consent shall not be unreasonably withheld). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) If the indemnification provided for in this Section 2.10 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that, resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided that in no event shall any contribution by a Holder under this subsection 2.10(d), plus all amounts paid by such Holder pursuant to Section 2.10(b), exceed the net proceeds from the public offering received by such Holder (calculated as set forth in the last sentence of Section 2.10(b)), except in the case of willful fraud by such Holder. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and the parties’ relative intent, knowledge, access to information, and opportunity to correct’ or prevent’ such statement or omission.

(e) The Company may enter into indemnification and contribution provisions in any underwriting agreement entered into in connection with the public offering if so requested by the underwriters. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and the Holders under this Section 2.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

2.11 Information by Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling holder that such Holder shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2. The Company shall have no obligation with respect to any registration requested pursuant to Section 2.5 or 2.7 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in subsection 2.5(a) or subsection 2.7(a), whichever is applicable.

2.12 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) so long as the Investor owns any Restricted Securities, to furnish to the Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public in the United States), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing the Investor to sell any such securities without registration.

2.13 Transfer of Registration Rights. The rights to cause the Company to register securities granted to each Holder under Sections 2.5, 2.6 and 2.7 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by any Holder, provided that: (a) such transfer may otherwise be effected in accordance with applicable securities laws; (b) the Company is given prompt notice of the transfer; (c) such assignee or transferee agrees to be bound by the terms of this Agreement; and (d) such assignee or transferee is (i) any partner or retired partner of any Holder which is a partnership (or any member or retired member of any Holder which is a limited liability company), (ii) any affiliate of any Holder, or (iii) any other transferee reasonably acceptable to the Company who acquired at least one million (1,000,000) Registrable Securities, as adjusted for Recapitalizations (an “Eligible Transferee”).

2.14 Standoff Agreement. In connection with any public offering of the Company’s equity securities pursuant to (a) a registration statement filed under the Securities Act or (b) securities laws applicable to an offering of securities in a jurisdiction other than the United States, upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Holders shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any equity securities of the Company without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto) as may be requested by the Company or such underwriters and will enter into a written form of agreement in such form reasonably requested by the underwriters (the “Standoff Agreement”) to effect the foregoing; provided that all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities enter into similar agreements. Furthermore, the Company and any underwriter will not release any officer, director or greater than one percent (1%) holder, in whole or in part, from their market stand-off obligations unless a proportionate amount of Registrable Securities held by each Holder is also released.

2.15 Delay. If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board it would be seriously detrimental to the Company or its members for a registration statement to be filed in the near future, then the Company’s obligation to use its best efforts to register, qualify or comply under Sections 2.5 or 2.7 shall be deferred for a period not to exceed sixty (60) days from the date of receipt of written request from the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period.

2.16 No Injunction. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.17 Limitation on Subsequent Registration Rights. The Company shall not, without the consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any Holder or prospective holder of any securities of the Company that would grant such Holder or prospective holder any registration rights on a parity with or senior to those granted to the Holders of Registrable Securities hereunder.

2.18 Termination. The rights to cause the Company to register securities granted to each Holder under Sections 2.5, 2.6 and 2.7 shall expire upon the earlier of (a) such time as such Holder receives an opinion of counsel reasonably acceptable to such Holder (which may be regular outside corporate counsel to the Company (an opinion from whom shall be deemed acceptable to such Holder)), which states that such Holder may sell all of such Holder’s securities pursuant to Rule 144 during any ninety (90) day period, and (b) three (3) years after the IPO Closing Date.

3. [RESERVED]

4. [RESERVED]

5. Miscellaneous.

5.1 Waivers and Amendments. With the written consent of the Holders of a majority of the Registrable Securities then outstanding, the obligations of the Company and the rights of the Investors under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent, the Company, when authorized by resolution of its Board, may enter into a supplementary agreement for the purpose of adding any provisions to or changing or waiving in any manner or eliminating any of the provisions of this Agreement. Upon the effectuation of each such waiver, consent, agreement, amendment or modification the Company shall promptly give written notice thereof to any Party that has not previously consented thereto in writing. All such waivers and amendments shall be binding on all parties to this Agreement. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

5.2 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed within California. Each of the Parties irrevocably: (a) agrees that any dispute or controversy arising out of, relating to, or concerning any interpretation, construction, performance or breach of this Agreement, shall be settled by arbitration to be held in Santa Clara County, California, in accordance with the rules then in effect of the American Arbitration Association; (b) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such arbitration; and (c) submits to the exclusive jurisdiction of the State of California in any such arbitration. The Parties hereby acknowledge and agree that (i) any decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration; (ii) judgment may be entered on the arbitrator’s decision in any court having jurisdiction; and (iii)the parties to the arbitration shall each pay an equal share of the costs and expenses of such arbitration, and each party shall separately pay for its respective counsel fees and expenses; provided, however, that the prevailing party in any such arbitration shall be entitled to recover from the non-prevailing party its reasonable costs and attorney fees.

5.3 Specific Enforcement. Except as otherwise provided herein, any and all remedies expressly conferred upon a Party by this Agreement will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any federal or state court in the State of California, this being in addition to any other remedy to which they are entitled at law or in equity.

5.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Parties. The Company shall not permit the transfer of any of the Registrable Securities on its books or issue a new certificate representing any of the Registrable Securities unless and until the person to whom such security is to be transferred shall have executed a written agreement, substantially in the form of this Agreement or a joinder agreement approved by the Company, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were an Investor. Any party who executes a joinder agreement with the Company in respect of this Agreement shall, for all purposes, be deemed an “Investor” hereunder.

5.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by facsimile or mailed by electronic, registered or certified mail or by overnight courier or otherwise delivered by hand or by messenger, addressed:

(a) if to an Investor, at the Investor’s address, as shown on Exhibit A hereto, or at such other address as the Investors shall have furnished to the Company in writing;

(b) if to any other holder of any shares subject to this Agreement, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such shares who has so furnished an address to the Company; or

(c) if to the Company, at the address of the Company’s principal corporate offices to the attention of President, or at such other address as the Company shall have furnished to the Investors in writing, with a copy to:

Dennis Myers

Kirkland & Ellis LLP

300 N. LaSalle Street

Chicago, Illinois 60654

Facsimile: (312) 862-2200

Where a notice is sent by mail, service of the notice shall be effected by properly addressing, pre-paying and mailing a letter containing the notice, and to have been effected at the expiration of three (3) business days after the letter containing the same is mailed as aforesaid.

Where a notice is sent by overnight courier, service of the notice shall be effected by properly addressing, and sending such notice through an internationally recognized express courier service, delivery fees pre-paid, and to have been effected three (3) business days following the day the same is sent as aforesaid.

Where a notice is delivered by electronic mail, by hand or by messenger, service of the notice shall be deemed to be effected upon delivery.

5.6 Severability of this Agreement. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

5.7 Information Confidential. Each Investor will hold in strict confidence and will not use, except for purposes of enforcing their rights under and making investment decisions relating to this Agreement, any confidential information about the Company or its business received from the Company except information (i) which the Company authorizes the Investors to use or disclose, (ii) which is known to the Investors prior to its disclosure by the Company, (iii) which is disclosed to the Investors by a third party without breach of any confidentiality obligation, (iv) which becomes generally known in the industry through no fault of the Investors, or (v) which Investors are compelled by law to reveal. Investor will not use such information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any person, except as permitted herein. Any Investor which is a partnership shall be allowed to disclose confidential information received from the Company about the Company or its business to partners of such Investor provided that such partners shall be subject to the restrictions set forth in this Section 5.7 and that the partnership shall be obligated to inform the partners of their individual obligations.

5.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.9 Counterparts; Telecopy Signatures. This Agreement may be executed in counterparts, each of which shall be an original, and all of which together shall constitute one instrument. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more Parties, and an executed copy of this Agreement may be delivered by one or more Parties by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such Party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any Party, all Parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

5.10 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law otherwise affording to any Party, shall be cumulative and not alternative.

5.11 RESERVED.

5.12 Aggregation of Shares. All shares of Common Stock held or acquired by any Holder and its affiliated entities or persons (other than from a broker or dealer or underwriter in a public distribution or a public securities transaction (including the Initial Public Offering)) shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.13 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the Parties with respect to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties are expressly canceled.

5.14 Amendment and Restatement. The Prior Agreement is hereby superseded and amended in its entirety and restated in this Agreement. All provisions of, rights granted and covenants made in the Prior Agreement are hereby terminated, waived, released and superseded in their entirety and shall have no further force or effect.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

SAGENT PHARMACEUTICALS, INC.
a Delaware corporation

By:	/s/ Michael Logerfo
Name:	Michael Logerfo
Title:	Chief Legal Officer, Corporate Vice President and Secretary

SIGNATURE PAGE TO SAGENT PHARMACEUTICALS, INC. STOCKHOLDERS AGREEMENT

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:

VIVO VENTURES FUND V, L.P.

By:	/s/ Frank Kung
(signature)
Name:	Frank Kung
Title:	Managing Member, Vivo Ventures V, LLC, General Partner of Vivo Ventures Fund V, L.P.

VIVO VENTURES V AFFILIATES FUND, L.P.

By:	/s/ Frank Kung
(signature)
Name:	Frank Kung
Title:	Managing Member, Vivo Ventures V, LLC, General Partner of Vivo Ventures V Affiliates Fund, L.P.

SIGNATURE PAGE TO SAGENT PHARMACEUTICALS, INC. STOCKHOLDERS AGREEMENT

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:

WEYERHAEUSER COMPANY MASTER
RETIREMENT TRUST
Managed by Morgan Stanley Investment Management, Inc.

By:	The Bank of New York Mellon, not individually but solely in its capacity as Directed Trustee on behalf of the Trust

By:	/s/ Bernadette Rist
Name:	Bernadette Rist
Title:	Authorized Signatory

Weyerhaeuser Company Master Retirement Trust, solely with respect to the assets of the Trust managed by Morgan Stanley Investment Management, Inc.

By: The Bank of New York Mellon, successor by operation of law to Mellon Bank, N.A., not individually but solely in its capacity as Directed Trustee on behalf of the Trust

The decision to participate in the investment, any representations made herein by the participant, and any actions taken hereunder by the participant has/have been made solely at the direction of the investment fiduciary who has sole investment discretion with respect to this investment.

SIGNATURE PAGE TO SAGENT PHARMACEUTICALS, INC. STOCKHOLDERS AGREEMENT

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:

SAILORSHELL & CO. FOR THE BENEFIT OF
MORGAN STANLEY AIP GLOBAL
DIVERSIFIED FUND LP

By:	Morgan Stanley Alternative Investment
Partners LP, its general partner
By:	Morgan Stanley AIP GP LP, its general partner
By:	Morgan Stanley Alternative Investments LLC,
its general partner

By:	/s/ Matthew Allen
Name:	Matthew Allen
Title:	Executive Director

SAILORPIER & CO. FOR THE BENEFIT OF
AURORA CAYMAN LIMITED

By:	Morgan Stanley Investment Management Inc., its investment manager

By:	/s/ Matthew Allen
Name:	Matthew Allen
Title:	Executive Director

SIGNATURE PAGE TO SAGENT PHARMACEUTICALS, INC. STOCKHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

DOHMEN INVESTMENT GROUP, LLC

By:	/s/ Cynthia LaConte
(signature)
Name:	Cynthia LaConte
Title:	President

SIGNATURE PAGE TO SAGENT PHARMACEUTICALS, INC. STOCKHOLDERS AGREEMENT

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:

STORMBAY & CO. FOR THE BENEFIT OF
VIJVERPOORT HUIZEN C.V.

By:	Morgan Stanley Alternative Investment
Partners LP, its general partner
By:	Morgan Stanley AIP GP LP, its general
partner
By:	Morgan Stanley Alternative Investments LLC,
its general partner

By:	/s/ Matthew Allen
Name:	Matthew Allen
Title:	Executive Director

STORMLAUNCH & CO. FOR THE BENEFIT
OF MORGAN STANLEY PRIVATE
MARKETS FUND III LP

By:	Morgan Stanley Alternative Investment Partners LP, its general partner
By:	Morgan Stanley AIP GP LP, its general
partner
By:	Morgan Stanley Alternative Investments LLC,
its general partner

By:	/s/ Matthew Allen
Name:	Matthew Allen
Title:	Executive Director

SIGNATURE PAGE TO SAGENT PHARMACEUTICALS, INC. STOCKHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

STORMSTAR & CO. FOR THE BENEFIT OF MORGAN STANLEY PRIVATE MARKETS FUND EMPLOYEE INVESTORS III LP

By:	Morgan Stanley Alternative Investment Partners LP, its general partner
By:	Morgan Stanley AIP GP LP, its general partner
By:	Morgan Stanley Alternative Investments LLC, its general partner

By:	/s/ Matthew Allen
Name:	Matthew Allen
Title:	Executive Director

NUCLEAR ELECTRIC INSURANCE LIMITED

By:	Morgan Stanley Investment Management Inc., its investment manager

By:	/s/ Matthew Allen
Name:	Matthew Allen
Title:	Executive Director

SIGNATURE PAGE TO SAGENT PHARMACEUTICALS, INC. STOCKHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

CNF INVESTMENTS II, LLC

By:	/s/ Robert J. Flanagan
(signature)
Name:	Robert J. Flanagan
Title:	Manager

SIGNATURE PAGE TO SAGENT PHARMACEUTICALS, INC. STOCKHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

VIVO VENTURES FUND VI, L.P.

By:	/s/ Frank Kung
(signature)
Name:	Frank Kung
Title:	Managing Member, Vivo Ventures VI, LLC, General Partner of Vivo Ventures Fund VI, L.P.

VIVO VENTURES VI AFFILIATES FUND L.P.

By:	/s/ Frank Kung
(signature)
Name:	Frank Kung
Title:	Managing Member, Vivo Ventures VI, LLC, General Partner of Vivo Ventures VI Affiliates Fund, L.P.

SIGNATURE PAGE TO SAGENT PHARMACEUTICALS, INC. STOCKHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

KEY GATE INVESTMENTS LIMITED

By:	/s/ Andrew Lo
(signature)
Name:	Andrew Lo
Title:	Authorized Representative

SIGNATURE PAGE TO SAGENT PHARMACEUTICALS, INC. STOCKHOLDERS AGREEMENT

Exhibit A

Investors

Vivo Ventures Fund VI, L.P.

575 High Street, Suite 201

Palo Alto, CA 94301

Attn: Chen Yu

Vivo Ventures Fund V, L.P.

c/o Vivo Ventures V, LLC

575 High Street, Suite 201

Palo Alto, CA 94301

Attn: Chen Yu

Vivo Ventures VI Affiliates Fund, L.P.

575 High Street, Suite 201

Palo Alto, CA 94301

Attn: Chen Yu

Vivo Ventures V Affiliates Fund, L.P.

c/o Vivo Ventures V, LLC

575 High Street, Suite 201

Palo Alto, CA 94301

Attn: Chen Yu

Stormlaunch & Co. for the Benefit of Morgan Stanley Private Markets Fund III LP

c/o Morgan Stanley Alternative Investments LLC

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

Attn: Matthew Allen, Executive Director

Stormstar & Co. for the Benefit of Morgan Stanley Private Markets Fund Employee Investors III LP

c/o Morgan Stanley Alternative Investments LLC

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

Attn: Matthew Allen, Executive Director

CNF Investments II, LLC

7500 Old Georgetown Road

Bethesda, MD 20814

Attn: Robert Flanagan

Weyerhaeuser Company Master Retirement Trust

Legal Department

500 Grant Street

BNY Mellon Center

AIM: 151-1935

Pittsburgh, Pennsylvania 15258-0001

Attn: Bernadette Rist

Sailorshell & Co. for the benefit of Morgan Stanley AIP Global Diversified Fund LP

c/o Morgan Stanley Alternative Investments LLC

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

Attn: Matthew Allen, Executive Director

Dohmen Investment Group, LLC

215 North Water Street

Milwaukee, WI 53202

Attn: John Vaughan, Chief Financial Officer

Pacific Sequoia Holdings LLC

c/o Capricorn Management, LLC

250 University Avenue, Suite 300

Palo Alto, CA 94301

Attn: John Johnson

c/o Mellon Global Securities Services

135 Santilli Highway

026-0035

Everett, MA 02149

Attn: Nicole Strazzulla

c/o Seiler & Company

1100 Marshall Street

Redwood City, CA 94063

Attn: James G. B. DeMartini III, CPA

Stormbay & Co. for the benefit of Vijverpoort Huizen C.V.

c/o Morgan Stanley Alternative Investments LLC

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

Attn: Matthew Allen, Executive Director

Sailorpier & Co. for the benefit of Aurora Cayman Limited

c/o Morgan Stanley Investment Management Inc.

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

Attn: Matthew Allen, Executive Director

The Skoll Foundation

c/o Capricorn Management, LLC

250 University Avenue, Suite 300

Palo Alto, CA 94301

Attn: John Johnson

c/o Mellon Global Securities Services

135 Santilli Highway

026-0035

Everett, MA 02149

Attn: Nicole Strazzulla

c/o Seiler & Company

1100 Marshall Street

Redwood City, CA 94063

Attn: James G. B. DeMartini III, CPA

The Skoll Fund

c/o Capricorn Management, LLC

250 University Avenue, Suite 300

Palo Alto, CA 94301

Attn: John Johnson

c/o Mellon Global Securities Services

135 Santilli Highway

026-0035

Everett, MA 02149

Attn: Nicole Strazzulla

c/o Seiler & Company

1100 Marshall Street

Redwood City, CA 94063

Attn: James G. B. DeMartini III, CPA

Factory Mutual Insurance Company

225 Wyman Street

Waltham, MA 02454

Attn: Paul LaFleche, Senior Vice President of Investments

Nuclear Electric Insurance Limited

1201 North Market Street, 11th Floor

Wilmington, DE 19801

Attn: Robert MacGovern, Vice President - Investments

CIBC WMC, Inc.

425 Lexington Ave.

New York, NY 10017

Attn: Kathryn Casparian

Zhejiang Hisun Pharmaceutical Co., Ltd.

46 Waisha Road

Jiaojiang District

Taizhou City

Zhejiang Province,

PRC

Attn: Ye Bai, President

Key Gate Investments Limited

China Renaissance Capital Investment

Suite 305 St. George’s Building

2 Ice House Street

Central, Hong Kong

Hong Kong SAR

Attn: Andrew Lo

Link Best Capital Limited

Room 2201, 22/F., Far East Consortium Building

121, Des Voeux Road,

Central, Hong Kong.

Attn: Yap Shing Chi

Westfield Micro-Cap Fund Limited Partnership

One Financial Center, 24th Floor

Boston, MA 02111-2621

Attn: Matthew Strobeck